UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

Generac Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GNRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2022, Generac Holdings Inc. (the “Company,” “we,” “us” or “our”) issued a press release (the “Press Release”) announcing the election of Ms. Nam Tran Nguyen to the Company’s Board of Directors. A copy of the Press Release is attached hereto as Exhibit 99.1.

Election of Nam Tran Nguyen

On February 1, 2022, the board of directors (the “Board”) of Generac Holdings Inc. (the “Company”) elected Nam Tran Nguyen to serve as a Class I director of the Company, effective March 1, 2022. Effective March 1, 2022, the Board also appointed Ms. Nguyen to serve on the Nominating and Corporate Governance Committee.

Ms. Nguyen has served as Chief Operating Officer of Generate Capital (“Generate”), a leading sustainable infrastructure company, since 2020. In this role, Ms. Nguyen is responsible for Generate’s operations, including the management of its assets and portfolio companies, customers and data and technology functions. Previously, Ms. Nguyen served as Executive Vice President at SunPower Corp. (“SunPower”) from 2013 to 2020. In her most recent role, Ms. Nguyen was responsible for SunPower’s Commercial & Industrial (C&I) solar, storage and energy business. Prior to SunPower, Ms. Nguyen served as Vice President of Global Business Development at First Solar, where she led the sale and financing of the company’s large-scale solar projects and various M&A activities. Ms. Nguyen also held various positions in investment banking, working in New York, Singapore and Los Angeles. Ms. Nguyen received her BA in Economics from Columbia University and MBA from Harvard University.

Ms. Nguyen will receive remuneration for serving on the Board in accordance with the Company’s Non-Employee Director Compensation Policy, as may be amended from time to time, the material terms of which are described under the heading “2020 Director Compensation” in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 29, 2021.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 7, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAC HOLDINGS INC.

/s/ Raj Kanuru
	Name:	Raj Kanuru
Date: February 7, 2022	Title:	EVP, General Counsel & Secretary

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